SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Scout Stock Fund, Inc. - File No. 811-3557
Scout Regional Fund, Inc. - File No. 811-4860
Scout Bond Fund, Inc. - File No. 811-3558
Scout Money Market Fund, Inc. - File No. 811-3528
Scout Tax-Free Money Market Fund, Inc.-811-3556
Scout WorldWide Fund, Inc. - File No. 811-7472
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
Per each Registrant

[  ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6(i)(3).

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:
            ....................................................................

         2) Aggregate number of securities to which transaction applies:

            ....................................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ....................................................................

         4) Proposed maximum aggregate value of transaction:

            ....................................................................

         5) Total fee paid:

            ....................................................................

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
            ...........................................................
         2) Form, Schedule or Registration Statement No.:
            ...........................................................
         3) Filing Party:
            ...........................................................
         4) Date Filed:
            ...........................................................

                       PRELIMINARY JOINT PROXY STATEMENT

                             SCOUT STOCK FUND, INC.
                           SCOUT REGIONAL FUND, INC.
                             SCOUT BOND FUND, INC.
                         SCOUT MONEY MARKET FUND, INC.
                     SCOUT TAX-FREE MONEY MARKET FUND, INC.
                           SCOUT WORLDWIDE FUND, INC.

                               THREE CROWN CENTER
                               2440 Pershing Road
                          Kansas City, Missouri 64108

To The Shareholders of:

Scout Stock Fund, Inc.
Scout Regional Fund, Inc.
Scout Bond Fund, Inc.
Scout Money Market Fund, Inc.
Scout Tax-Free Money Market Fund, Inc.
Scout WorldWide Fund, Inc.

         The attached proxy statement discusses a proposal related to the change in manager for each of Scout Stock Fund, Inc., Scout Regional Fund, Inc., Scout Bond Fund, Inc., Scout Money Market Fund, Inc., Scout Tax-Free Money Market Fund, Inc. and Scout WorldWide Fund, Inc. (the "Fund(s)" or the "Scout Fund(s)"). As a shareholder in a Scout Fund, we ask you to review the statement and cast your vote on the Proposal as it concerns your Fund. Each Fund's Board of Directors has recommended that shareholders approve the Proposal.

         Under the terms of the proposal for each Fund, UMB Bank, n.a. will replace Jones & Babson, Inc. as manager to the Fund. The proposed change in manager will necessitate approval of a new investment management agreement between UMB Bank, n.a. and each of the Scout Funds. The proposed new investment management agreement is identical in all substantive respects to the existing agreement, as it relates to compensation and services rendered, and differs in their effective and termination dates, as well as the change in the manager.

         We look forward to receiving your vote in favor of the Proposal. Thank you for your support of the Funds.

         Sincerely,

         Larry D. Armel
         President

                                  IMPORTANT...
                   PLEASE VOTE AND RETURN YOUR PROXY PROMPTLY


We urge you to vote on the proposal, Date, Sign and Return the Enclosed Proxy Promptly. This will assist your Fund in obtaining a Quorum at its Special Meeting and Avoid the Expense of an Adjournment Until a Quorum can be obtained. Thank You.

                             SCOUT STOCK FUND, INC.
                           SCOUT REGIONAL FUND, INC.
                             SCOUT BOND FUND, INC.
                         SCOUT MONEY MARKET FUND, INC.
                     SCOUT TAX-FREE MONEY MARKET FUND, INC.
                           SCOUT WORLDWIDE FUND, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               December 18, 1995


TO THE SHAREHOLDERS OF:

SCOUT STOCK FUND, INC.
SCOUT REGIONAL FUND, INC.
SCOUT BOND FUND, INC.
SCOUT MONEY MARKET FUND, INC.
SCOUT TAX-FREE MONEY MARKET FUND, INC.
SCOUT WORLDWIDE FUND, INC.

         A special meeting of shareholders of Scout Stock Fund, Inc., Scout Regional Fund, Inc., Scout Bond Fund, Inc., Scout Money Market Fund, Inc., Scout Tax-Free Money Market Fund, Inc. and Scout WorldWide Fund, Inc. (known as the "Fund(s)" or the "Scout Fund(s)") will be held at their office, Three Crown Center, 2440 Pershing Road, Kansas City, Missouri, 64108 on December 18, 1995 at the following times and for the following purposes:

                  Scout Stock Fund, Inc.                      2:00 p.m.
                  Scout Regional Fund, Inc.                   2:30 p.m.
                  Scout Bond Fund, Inc.                       3:00 p.m.
                  Scout Money Market Fund, Inc.               3:30 p.m.
                           Federal Portfolio and
                           Prime Portfolio
                  Scout Tax-Free Money Market Fund, Inc.      4:00 p.m.
                  Scout WorldWide Fund, Inc.                  4:30 p.m.

          (1)       Each  Fund  will  vote  to  approve  or   disapprove  a  new
                    Management Agreement between UMB Bank, n.a. and the Fund.

          (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors of each of the Scout Funds has fixed the close of business on November 20, 1995, as the record date for determining shareholders entitled to notice of and to vote at the meeting.

Kansas City, Missouri                         By order of the Board of Directors
November 20, 1995                                    Martin A. Cramer, Secretary

                             JOINT PROXY STATEMENT

                             SCOUT STOCK FUND, INC.
                           SCOUT REGIONAL FUND, INC.
                             SCOUT BOND FUND, INC.
                         SCOUT MONEY MARKET FUND, INC.
                     SCOUT TAX-FREE MONEY MARKET FUND, INC.
                           SCOUT WORLDWIDE FUND, INC.

               SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 18, 1995

         This statement is furnished in connection with the solicitation of proxies by the board of directors of Scout Stock Fund, Inc., Scout Regional Fund, Inc., Scout Bond Fund, Inc., Scout Money Market Fund, Inc., Scout Tax-Free Money Market Fund, Inc. and Scout WorldWide Fund, Inc. to be voted at the special meeting of shareholders of each of the Scout Funds to be held on December 18, 1995, at Three Crown Center, 2440 Pershing Road, Kansas City, Missouri 64108 at the times stated in the Notice attached hereto and at all adjournments thereof. The date of the first mailing of this proxy to shareholders was on or prior to November 20, 1995.

         If your Proxy is properly executed and returned in time to be voted at the meeting, the shares represented by it and which have not been redeemed at the time will be voted as you have instructed. IF NO CHOICE IS INDICATED, PROXIES WILL BE VOTED IN FAVOR OF THE PROPOSAL STATED IN THE NOTICE OF THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY PRESENTING TO THE PROXY HOLDERS A WRITTEN REVOCATION SIGNED IN THE SAME MANNER AS THE PROXY. Abstentions and broker non-votes will be included for the purposes of determining whether a quorum is present at a meeting, but will be treated as votes not cast and, therefore will not be counted for purposes of determining whether matters to be voted upon at the meeting have been approved.

         The costs of this meeting, including the solicitation of proxies, will be borne by UMB Bank, n.a., which will not seek reimbursement from the Funds for such costs. The principal solicitation of proxies will be by mail, but they may be solicited on behalf of management by telephone, telegraph and personal contact through Directors, officers and regular employees of the management, whose duties relate to the management and administration of the Funds.

         Each Fund has only one class of voting stock, its common capital stock. The Scout Money Market Fund is composed of two separate series. Shareholders of each of the Scout Funds are entitled to one vote per share on all business of the meeting. Shares entitled to be voted at a meeting or any adjournment thereof are those full and fractional shares owned by shareholders of record as of the close of business on November 20, 1995, and which have not been redeemed at the time they are to be voted. Each Scout Fund will vote as a separate

Fund on the proposal to approve a new investment management agreement with UMB Bank, n.a. The Scout Fund shares outstanding on the record date are as follows:

                                                             Total
                                                            Shares
                           Fund Name                      Outstanding

                  Scout Stock Fund, Inc.
                  Scout Regional Fund, Inc.
                  Scout Bond Fund, Inc.
                  Scout Money Market Fund, Inc.
                           Federal Portfolio
                           Prime Portfolio
                  Scout Tax-Free Money Market Fund, Inc.
                  Scout WorldWide Fund, Inc.

         To the knowledge of the Funds, there is no beneficial owner of more than 5% of the outstanding common capital stock of any of the Funds. At November 20, 1995, the officers and Directors of each of the Funds as a group beneficially owned less than 1% of the shares of each corresponding Fund.

         In the event a quorum is not present at a meeting or in the event that a quorum is present but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of a meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at such meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

         Jones & Babson, Inc. ("Jones & Babson"), Three Crown Center, 2440 Pershing Road, Kansas City, Missouri 64108, currently serves as the Fund's investment manager, principal underwriter and administrator. With respect to each Fund, if the proposal is approved by the Fund, Jones & Babson will continue to serve as principal underwriter for the Fund.

(1)      APPROVAL OR DISAPPROVAL OF THE NEW MANAGEMENT AGREEMENTS

         The Directors of each Fund are proposing that shareholders of each corresponding Fund approve new investment management agreements (the "New Management Agreements"). The proposed New Management Agreements appoint UMB Bank, n.a. ("UMB") as investment manager to replace Jones & Babson, the current investment manager and are otherwise identical in all substantive respects to the existing Agreements (the "Old Management Agreements"), differing only in their effective and termination dates.

Shareholder approval is required for the New Management Agreements. A description of the New Management Agreements and the services to be provided by UMB is set forth below. This description is qualified in its entirety by reference to the forms of New Management Agreements, which are attached as Exhibits A through F to this Proxy Statement.

         In connection with their approval of the proposed New Management Agreements, the Directors of each Fund considered that the terms of the New Management Agreements do not contemplate any change in the Fund's investment objectives or policies, the personnel acting as portfolio managers of each Fund under the Fund's existing Investment Counsel Agreement with UMB, or the shareholder services or other business activities of the Fund.

         While Jones & Babson currently is the statutory investment manager of all of the UMB Funds, the investment counsel duties of day-to-day portfolio management are performed by UMB. UMB acts as investment counsel for each of the Scout Funds. The existing Investment Counsel Agreement between each Fund and UMB will terminate upon approval and at the effective date of the New Management Agreements. UMB will continue to perform its portfolio supervision duties for each Fund pursuant to the terms of the New Management Agreements. Under the terms of each of the New Management Agreements, substantially all of the corresponding Fund's management and normal operating functions will be provided by UMB. UMB has a broad investment analysis and research staff. Management of each Fund believes that investment counsel and administrative activities can be conducted in a more cost efficient and effective manner if all investment management functions are performed by UMB. The proposed arrangement may also be more generally pleasing to Fund shareholders, a large proportion of which avail themselves of banking and other related services offered by UMB. The proposed arrangement does not involve any increase in fees charged to any of the Fund shareholders. It is possible that the efficiencies which may be achieved could positively impact the Funds' operating costs in the future.
There is no guarantee that this will occur.

         At a meeting held on October 25, 1995, the Directors of each of the Funds, including a majority of independent Directors of the corresponding Fund, approved the New Management Agreements. The Directors recommend that shareholders vote to approve the New Management Agreements.

         The management fee covers all of each Fund's normal operating expenses exclusive of taxes, brokerage, interest and fees and other charges of governments and their agencies including the cost of qualifying each Fund's shares for sale in any jurisdiction. Not considered normal operating expenses and therefore payable by the respective Fund would be legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Fund, its Directors or officers may be subject or a party thereto. UMB agrees to provide all management, supervisory, administrative and normal operating services required by the Fund. As compensation for all of the foregoing services, each Fund currently pays Jones & Babson under the Old Management Agreements and will pay UMB under the New Management Agreements the fees described below:

                                                            Aggregate
                                 Date of Old                Management            Aggregate   Annual Fund                 Portfolio
                    Date of Old   Investment   Management      Fees               Investment   Operating     Custodian   Accounting
                     Investment   Management  Fees* (Same    Received            Counsel Fees  Expenses        Fees          Fees
                    Management***  Agreement   Under Old    by Jones &     Old     Received   (Same Under    Received      Received
                     Agreement       Last       and New       Babson    Investment  by UMB    Old and New      by UMB       by UMB
                    with Jones    Approved by  Management   During Last  Counsel  During Last Management     During Last During Last
     Fund           & Babson      Shareholders Agreements)  Fiscal Year   Fees*   Fiscal Year Agreements)**  Fiscal Year Fiscal Year
====================================================================================================================================
Scout Stock
Fund, Inc..........   9-30-93       9-24-93       .85%      $1,066,903    .35%      439,315     .86%          187,308        37,656

Scout Regional
Fund, Inc..........   9-30-93       9-24-93       .85%         229,498    .35%       94,489     .91%           37,073         --
Scout Bond
Fund, Inc..........   9-30-93       9-24-93       .85%         653,572    .35%      269,115     .86%          113,650        23,067
Scout Money Market
Fund, Inc..........   4-30-95       4-25-95       .50%                    .10%                  .51%
  Prime Portfolio..     --            --           --        1,010,645     --        39,839      --           308,996        60,638
  Federal Portfolio     --            --           --          964,707     --        31,765      --           286,017        57,882
Scout Tax-Free Money
Market
Fund, Inc..........   4-30-95       4-25-95       .50%         516,916    .10%       16,472     .54%          150,357        28,614
Scout WorldWide
Fund, Inc..........   9-30-93       9-24-93       .85%         107,224    .35%       44,144     .85%           17,211         --

--------------------------

  * Annual rate based on average daily net assets of the Fund; computed daily and paid semi-monthly. Investment Counsel fees were paid by the Manager from the Management fee.
 ** At the end of the most recent fiscal year; stated as a percentage of average net assets.
*** The Old Management Agreements were submitted to shareholders of Scout Stock Fund, Scout Regional Fund, Scout Bond Fund and Scout WorldWide Fund for approval in connection with the acquisition of the manager, Jones & Babson, by Business Men's Assurance Company of America. The Old Management Agreements were last submitted to shareholders of Scout Money Market Fund and Scout Tax-Free Money Market Fund to approve the selection of a new Investment Counsel for the Funds.

         Normal operating expenses paid under the Old and New Management Agreements include fees of the custodian, officers and other personnel; rent; shareholder services, including maintenance of the shareholder accounting system and transfer agency; and such other items as are incidental to corporate administration. The Old Management Agreements also provided that Jones & Babson would pay from its management fee an investment counsel fee to UMB. The New Management Agreements do not provide for payment by UMB of an investment counsel fee to a separate entity, since UMB will fulfill the duties of the investment counsel under the New Management Agreements. Normally, a Fund's ratio of expenses to assets will be the management fee. In comparing the operating costs of a Fund with other funds of similar size and circumstance, the management fee should be compared to the operating expense ratio of those funds whose investment advisory fee does not include such a comprehensive list of services and whose operating expense ratio includes the investment advisory fee plus all other operating expenses paid by such Fund.

         Annual Fund Operating Expenses. The proposed New Management Agreements provide for payment of a fee identical to the fee payable under the existing Management Agreements. If the proposed New Management Agreements had been in effect during the most recent fiscal year, total Fund operating expenses would have been the same as the expenses at the end of the most recent fiscal year (see table above).

         The Old and the New Management Agreements, respectively, provide that the manager, including but not limited to the officers, Directors, employees and other personnel of each, shall not be liable to a Fund or any shareholder for anything done or omitted, except acts or omissions involving misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed on the manager by the Old and the New Management Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each of the proposed New Management Agreements between a Fund and UMB will become effective on January 1, 1996, if approved by shareholders at this Special Meeting. The Agreements were approved by the Board of Directors on October 25, 1995. The terms of the Old and New Management Agreements, respectively, provide that the agreements will continue automatically for successive annual periods so long as such continuance is specifically approved at least annually by the Board of Directors of the corresponding Fund or by the vote of a majority of the outstanding voting securities of the corresponding Fund (for the purpose of an initial approval or a continuance, approval by the lesser of either 50% of the total voting shares of the corresponding Fund or 67% of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares entitled to vote at the meeting are present in person or by proxy, shall constitute shareholder approval) and provided also that such continuance is approved by a vote of the majority of the Directors who are not parties to the Agreement or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval.

         If the Board's approval is ratified by either more than 50% of the corresponding Fund's outstanding shares entitled to vote at the meeting or by a two-thirds majority of the shares present at such meeting if the holders of more than 50% of the outstanding shares entitled to vote at the meeting are present in person or by proxy, the New Management Agreement will be approved. No arrangements have been made in connection with the New Management Agreement with respect to the composition of the Board of Directors of the Fund or UMB. Each of the Funds paid custodian fees and portfolio accounting fees to UMB during the most recent fiscal year (see table above). These services will continue to be provided after the New Management Agreements are approved. UMB does not currently serve as investment manager to any other Funds having similar investment objectives. UMB does serve as investment manager to Scout Balanced Fund and receives a Management Fee of .85% of average daily assets, pursuant to substantially identical terms as the New Management Agreements. If the New Management Agreements are not approved, the Board of each Fund will meet and consider what further action must be taken.

         The proposed New Management Agreements between each Fund and UMB are set out under Exhibits A through F.

         The Board of Directors recommends that shareholders vote to approve the New Management Agreements.

(2)      OTHER BUSINESS

         The Board of Directors knows of no other business to be brought before the meetings, however, if other matters properly come before a meeting, it is intended that the persons named in the accompanying proxy will vote all proxies not containing specific instructions to the contrary in accordance with their best judgment on such other matters.

               THE PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                                 JONES & BABSON


Name and Address                            Principal Occupation
--------------------------------------------------------------------------------


Larry D.Armel 1                     President and Director of Jones & Babson,
                                    the Scout Funds and other funds managed by Jones & Babson.

Stephen S. Soden 2                  Chairman; also President, BMA Financial
                                    Services, Inc.

Giorgio Balzer 2                    Director; also, Chairman and Chief Executive
                                    Officer Business Men's Assurance Company of
                                    America; Director of Commerce Bancshares,
                                    Inc. and Home Office Reference Laboratory,
                                    Inc.

J. William Saylor 2                 Director; also, President, Business Men's
                                    Assurance Company of America; Director of
                                    American Royal Association, Life Insurance
                                    Marketing Research Association and St.
                                    Luke's Hospital - Kansas City, MO.

Edward S. Ritter 2                  Director; also, Vice President, Business
                                    Men's Assurance Company of America; Director of Preferred Physicians Mutual Risk
                                    Retention Group and U.S. Physicians Mutual
                                    Risk Retention Group.

Robert N. Sawyer 2                  Director; Senior Vice President, Business
                                    Men's Assurance Company of America.

Vernon W. Voorhees 2                Director; Senior Vice President, Business
                                    Men's Assurance Company of America.

P. Bradley Adams 1                  Vice President, Chief Financial Officer and
                                    Treasurer, Jones & Babson; Vice President and Treasurer of the Scout Funds and other funds managed by Jones & Babson.

Michael A. Brummel 1                Vice President, Chief Administrative
                                    Officer, Assistant Secretary and Assistant
                                    Treasurer, Jones & Babson. Vice President,
                                    Assistant Secretary and Assistant Treasurer of the Scout Funds and other funds managed by Jones & Babson.

Name and Address                            Principal Occupation
--------------------------------------------------------------------------------

Martin A. Cramer 1                  Vice President and Secretary, Jones &
                                    Babson, the Scout Funds and other funds
                                    managed by Jones & Babson.

Elizabeth L. Allwood 1              Assistant Vice President and Assistant
                                    Secretary, Jones & Babson.

John G. Dyer 1                      Assistant Secretary and Legal Counsel, Jones
                                    & Babson, Vice President and Legal Counsel, the Scout Funds and other funds managed by Jones & Babson.

Constance E. Martin 1               Assistant Vice President, Jones & Babson.


         Each officer or director of a Fund who is also an officer, employee, or director of Jones & Babson, is listed above. No officer or director of a Scout Fund is an officer, employee or director of UMB. UMB is a national bank, wholly-owned subsidiary of UMB Financial Corporation, a publicly held bank holding company.

               PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF UMB3

Directors; Don R. Armacost, Jr., J. Fred Ball, Paul D. Bartlett, Jr., Walter E. Bixby, Mike DeFabis, Frederick M. Dierks*, Cathleen Dodson, Louis Fox*, Charles
A. Garney, Peter J. Genovese*, Robert K. Green, Jeffrey B. Hanes, Barnett C. Helzberg, Jr., Richard F. Jones, Alexander C. Kemper, R. Crosby Kemper, R. Crosby Kemper, III, Timothy A. Lambeth, Edward J. McShane, Jr.*, Henry Nottberg, III, Douglas F. Page*, Edward S. Riss, Dave G. Rut, Jr., James A. Sangster*, Samuel L. Sawyer, Charles A. Sullivan, Craig D. Sutherland, Herman R. Sutherland, H. Stephen Taige, John W. Uhlmann, E. Frank Wars* and J. Lyle Wells, Jr. (Advisory*).

Executive Officers
--------------------------------------------------------------------------------

R. Crosby Kemper                    Chairman, Chief Executive Officer and Member
                                    of the Management Committee.

G. Richards Ahsmuhs                 President, Community Banking Division, a
                                    Member of the Management Committee and
                                    Assistant Secretary.

Timothy M. Connealy                 Senior Vice President-Finance and a Member
                                    of the Management Committee.

Alexander C. Kemper                 President and a Member of the Management
                                    Committee.

Edward J. McShane, Jr.              Divisional Executive Vice President, a
                                    Member of the Management Committee and
                                    Assistant Secretary.

Douglas F. Page                     Executive Vice President and a Member of the
                                    Management Committee.

T. Michael Porter                   Senior Vice President, Director of
                                    Operations and a Member of the Management
                                    Committee.

James A. Snagster, II               Divisional Executive Vice President and a
                                    Member of the Management Committee.

James C. "Pat" Thompson, Jr.        Divisional Executive Vice President and a
                                    Member of the Management Committee.

Dennis L. Triplett                  Divisional Executive Vice President Retail
                                    Banking Division and a Member of the
                                    Management Committee.

E. Frank Ware                       Executive Vice President and a Member of the
                                    Management Committee.

J. Lyle Wells, Jr.                  Vice Chairman of the Board and a Member of
                                    the Management Committee.

---------------------

1 Unless otherwise noted, the address of the officers and directors of Jones & Babson is Three Crown Center, 2440 Pershing Road, Suite G-15, Kansas City, Missouri 64108.
2 The address of the officers and directors of Business Men's Assurance Company of America ("BMA") is BMA Tower, One Penn Valley Park, Kansas City, Missouri 64141.
3 The address of the officers and directors of UMB, is 1010 Grand Avenue, Kansas City, Missouri 64141.

                             PORTFOLIO TRANSACTIONS

          Although Jones & Babson is registered as a securities broker and dealer it does not conduct a general brokerage business. It does not execute any of the Scout Funds' portfolio transactions nor receive any commissions therefrom. The Funds do not allocate their portfolio brokerage on the basis of the sale of their shares, although brokerage firms whose customers purchase shares may participate in brokerage commissions. Brokerage is not given to any person affiliated with a Fund as the investment manager.

                              FINANCIAL STATEMENTS

         Financial statements of each of the Scout Funds are on file with the Securities and Exchange Commission, Washington, D.C. 20549. These statements appear in the annual report of the Fund which preceded this Proxy Statement. Each of the Funds will furnish, without charge, a copy of the annual report and the most recent semi-annual report succeeding the annual report, to a shareholder upon request. A shareholder may obtain a Fund's annual and semi-annual reports by contacting: Jones & Babson, Three Crown Center, Kansas City, Missouri 64108, 1-800-422-2766.

                             SHAREHOLDER PROPOSALS

         The Scout Funds do not hold annual shareholder meetings. To be considered for presentation at a shareholders' meeting, rules promulgated by the Commission require that, among other things, a shareholder proposal be received at the office of the corresponding Fund at least 120 calendar days in advance of the anniversary of the release date of the proxy statement relating to the annual meeting held by such Fund in the previous year, or if no annual meeting was held by the Fund in the previous year, such shareholder proposal must be received by the Fund a reasonable time before a solicitation is made.


Kansas City, Missouri                  SCOUT STOCK FUND, INC.
November 20, 1995                      SCOUT REGIONAL FUND, INC.
                                       SCOUT BOND FUND, INC.
                                       SCOUT MONEY MARKET FUND, INC.
                                       SCOUT TAX-FREE MONEY MARKET FUND, INC.
                                       SCOUT WORLDWIDE FUND, INC.

                                                     Martin A. Cramer, Secretary

                                   EXHIBIT A

                              MANAGEMENT AGREEMENT

                                    Between

                                 UMB BANK, n.a.

                                      and

                             SCOUT STOCK FUND, INC.


         THIS AGREEMENT, made and entered into this 1st day of January, 1996, by and between SCOUT STOCK FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and UMB BANK, n.a., a national bank (hereinafter referred to as the Manager), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

         WHEREAS the Fund was founded for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

         WHEREAS the Manager is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

         WHEREAS the Fund Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

         NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

         1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

         The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

         All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the manager. Should the management and administrative relationship between the Fund and the manager terminate, the Fund shall be entitled to, and the manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the manager, so long as such does not unfairly interfere with the continued operation of the Fund.

         2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

         a. Eighty-five one-hundredths of one percent (85/100%) of the average total net assets of the Fund.

         b. Should the Fund's normal operating expenses exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.

         3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

         5. This Agreement shall become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment," "a majority of the outstanding voting shares," and "interested persons" shall have the same meaning as similar terms contained in the Act.

         6. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

         7. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmation vote or written consent of the holders of a majority of the shares of the Fund.

                                       SCOUT STOCK FUND, INC.


                                       By ____________________________________
ATTEST:


____________________________           UMB BANK, n.a.


                                       By ____________________________________
ATTEST:


____________________________

                                   EXHIBIT B

                              MANAGEMENT AGREEMENT

                                    Between

                                 UMB BANK, n.a.

                                      and

                           SCOUT REGIONAL FUND, INC.


         THIS AGREEMENT, made and entered into this 1st day of January, 1996, by and between SCOUT REGIONAL FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and UMB BANK, n.a., a national bank (hereinafter referred to as the Manager), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

         WHEREAS the Fund was founded for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

         WHEREAS the Manager is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

         WHEREAS the Fund Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

         NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

         1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

         The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

         All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the manager. Should the management and administrative relationship between the Fund and the manager terminate, the Fund shall be entitled to, and the manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the manager, so long as such does not unfairly interfere with the continued operation of the Fund.

         2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

         a. Eighty-five one-hundredths of one percent (85/100%) of the average total net assets of the Fund.

         b. Should the Fund's normal operating expenses exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.

         3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

         5. This Agreement shall become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment," "a majority of the outstanding voting shares," and "interested persons" shall have the same meaning as similar terms contained in the Act.

         6. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

         7. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmation vote or written consent of the holders of a majority of the shares of the Fund.

                                         SCOUT REGIONAL FUND, INC.


                                         By ____________________________________
ATTEST:


____________________________             UMB BANK, n.a.


                                         By ____________________________________
ATTEST:


____________________________

                                   EXHIBIT C

                              MANAGEMENT AGREEMENT

                                    Between

                                 UMB BANK, n.a.

                                      and

                             SCOUT BOND FUND, INC.


         THIS AGREEMENT, made and entered into this 1st day of January, 1996, by and between SCOUT BOND FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and UMB BANK, n.a., a national bank (hereinafter referred to as the Manager), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

         WHEREAS the Fund was founded for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

         WHEREAS the Manager is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

         WHEREAS the Fund Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

         NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

         1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

         The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

         All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the manager. Should the management and administrative relationship between the Fund and the manager terminate, the Fund shall be entitled to, and the manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the manager, so long as such does not unfairly interfere with the continued operation of the Fund.

         2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

         a. Eighty-five one hundredths of one percent (85/100%) of the average total net assets of the Fund.

         b. Should the Fund's normal operating expenses exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.

         3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

         5. This Agreement shall become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment," "a majority of the outstanding voting shares," and "interested persons" shall have the same meaning as similar terms contained in the Act.

         6. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

         7. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmation vote or written consent of the holders of a majority of the shares of the Fund.

                                         SCOUT BOND FUND, INC.


                                         By ____________________________________
ATTEST:


____________________________             UMB BANK, n.a.


                                         By ____________________________________
ATTEST:


____________________________

                                   EXHIBIT D

                              MANAGEMENT AGREEMENT

                                    Between

                                 UMB BANK, n.a.

                                      and

                         SCOUT MONEY MARKET FUND, INC.


         THIS AGREEMENT, made and entered into this 1st day of January, 1996, by and between SCOUT MONEY MARKET FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and UMB BANK, n.a., a national bank (hereinafter referred to as the Manager), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

         WHEREAS the Fund was founded for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

         WHEREAS the Manager is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

         WHEREAS the Fund Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

         NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

         1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

         The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

         All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the manager. Should the management and administrative relationship between the Fund and the manager terminate, the Fund shall be entitled to, and the manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the manager, so long as such does not unfairly interfere with the continued operation of the Fund.

         2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

         a. Fifty one hundredths of one percent (50/100%) of the average total net assets of the Fund.

         b. Should the Fund's normal operating expenses exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.

         3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

         5. This Agreement shall become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment," "a majority of the outstanding voting shares," and "interested persons" shall have the same meaning as similar terms contained in the Act.

         6. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

         7. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmation vote or written consent of the holders of a majority of the shares of the Fund.

                                         SCOUT MONEY MARKET FUND, INC.


                                         By ____________________________________
ATTEST:


____________________________             UMB BANK, n.a.


                                         By ____________________________________
ATTEST:


____________________________

                                   EXHIBIT E

                              MANAGEMENT AGREEMENT

                                    Between

                                 UMB BANK, n.a.

                                      and

                     SCOUT TAX-FREE MONEY MARKET FUND, INC.


         THIS AGREEMENT, made and entered into this 1st day of January, 1996, by and between SCOUT TAX-FREE MONEY MARKET FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and UMB BANK, n.a., a national bank (hereinafter referred to as the Manager), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

         WHEREAS the Fund was founded for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

         WHEREAS the Manager is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

         WHEREAS the Fund Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

         NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

         1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

         The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

         All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the manager. Should the management and administrative relationship between the Fund and the manager terminate, the Fund shall be entitled to, and the manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the manager, so long as such does not unfairly interfere with the continued operation of the Fund.

         2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

         a. Fifty one hundredths of one percent (50/100%) of the average total net assets of the Fund.

         b. Should the Fund's normal operating expenses exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.

         3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

         5. This Agreement shall become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment," "a majority of the outstanding voting shares," and "interested persons" shall have the same meaning as similar terms contained in the Act.

         6. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

         7. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmation vote or written consent of the holders of a majority of the shares of the Fund.

                                        SCOUT TAX-FREE MONEY MARKET FUND, INC.


                                        By ____________________________________
ATTEST:


____________________________            UMB BANK, n.a.


                                        By ____________________________________
ATTEST:


____________________________

                                   EXHIBIT F

                              MANAGEMENT AGREEMENT

                                    Between

                                 UMB BANK, n.a.

                                      and

                           SCOUT WORLDWIDE FUND, INC.


         THIS AGREEMENT, made and entered into this 1st day of January, 1996, by and between SCOUT WORLDWIDE FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and UMB BANK, n.a., a national bank (hereinafter referred to as the Manager), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

         WHEREAS the Fund was founded for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

         WHEREAS the Manager is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

         WHEREAS the Fund Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

         NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

         1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

         The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

         All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the manager. Should the management and administrative relationship between the Fund and the manager terminate, the Fund shall be entitled to, and the manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the manager, so long as such does not unfairly interfere with the continued operation of the Fund.

         2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

         a. Eighty-five one-hundredths of one percent (85/100%) of the average total net assets of the Fund.

         b. Should the Fund's normal operating expenses exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.

         3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

         5. This Agreement shall become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment," "a majority of the outstanding voting shares," and "interested persons" shall have the same meaning as similar terms contained in the Act.

         6. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

         7. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmation vote or written consent of the holders of a majority of the shares of the Fund.

                                         SCOUT WORLDWIDE FUND, INC.


                                         By ____________________________________
ATTEST:


____________________________             UMB BANK, n.a.


                                         By ____________________________________
ATTEST:


____________________________

                    Please sign, date and return this proxy
                       promptly in the enclosed envelope.



                             SCOUT STOCK FUND, INC.



          Proxy for Special Meeting of Shareholders, December 18, 1995





         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Larry D. Armel, John G. Dyer and Martin A. Cramer or either of them, with power of substitution, as attorneys and proxies to appear and vote all of the shares of stock standing in the name of the undersigned at the special meeting of shareholders of SCOUT STOCK FUND, INC. to be held at Three Crown Center, 2440 Pershing Road, Kansas City, Missouri 64108 on the 18th day of December, 1995, at 2:00 p.m., local time, and at any and all adjournments thereof; and the undersigned hereby instructs said attorney to vote:


         1. The Approval of the Management Agreement between Scout Stock Fund, Inc. and UMB Bank, n.a.

             FOR /__/            AGAINST /__/                ABSTAIN /__/


         2. Upon any other business which may properly come before the meeting or any other adjournment thereof. Management knows of no other such business.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOREGOING
ITEM 1, BUT IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED FOR APPROVAL OF ITEM
1.



                                           Dated: ________________________, 1995


                                           ---------------------------------
                                           (Signature of Shareholder)


                                           ---------------------------------
                                           (Signature of Shareholder)

                                           Signature of all joint owners is
                                           required. Fiduciaries please indicate
                                           your full title. If any other matters
                                           properly come before the meeting
                                           about which the proxy holders were
                                           not aware prior to the time of the
                                           solicitation authorization is given
                                           the proxy holders to vote in
                                           accordance with the views of
                                           management thereon. Management is not
                                           aware of any such matters.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

                    Please sign, date and return this proxy
                       promptly in the enclosed envelope.



                           SCOUT REGIONAL FUND, INC.



          Proxy for Special Meeting of Shareholders, December 18, 1995





         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Larry D. Armel, John G. Dyer and Martin A. Cramer or either of them, with power of substitution, as attorneys and proxies to appear and vote all of the shares of stock standing in the name of the undersigned at the special meeting of shareholders of SCOUT REGIONAL FUND, INC. to be held at Three Crown Center, 2440 Pershing Road, Kansas City, Missouri 64108 on the 18th day of December, 1995, at 2:30 p.m., local time, and at any and all adjournments thereof; and the undersigned hereby instructs said attorney to vote:


         1. The Approval of the Management Agreement between Scout Regional Fund, Inc. and UMB Bank, n.a.

             FOR /__/             AGAINST /__/                 ABSTAIN /__/


         2. Upon any other business which may properly come before the meeting or any other adjournment thereof. Management knows of no other such business.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOREGOING
ITEM 1, BUT IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED FOR APPROVAL OF ITEM
1.



                                           Dated: ________________________, 1995


                                           ---------------------------------
                                           (Signature of Shareholder)


                                           ---------------------------------
                                           (Signature of Shareholder)

                                           Signature of all joint owners is
                                           required. Fiduciaries please indicate
                                           your full title. If any other matters
                                           properly come before the meeting
                                           about which the proxy holders were
                                           not aware prior to the time of the
                                           solicitation authorization is given
                                           the proxy holders to vote in
                                           accordance with the views of
                                           management thereon. Management is not
                                           aware of any such matters.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

                    Please sign, date and return this proxy
                       promptly in the enclosed envelope.



                             SCOUT BOND FUND, INC.



          Proxy for Special Meeting of Shareholders, December 18, 1995





         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Larry D. Armel, John G. Dyer and Martin A. Cramer or either of them, with power of substitution, as attorneys and proxies to appear and vote all of the shares of stock standing in the name of the undersigned at the special meeting of shareholders of SCOUT BOND FUND, INC. to be held at Three Crown Center, 2440 Pershing Road, Kansas City, Missouri 64108 on the 18th day of December, 1995, at 3:00 p.m., local time, and at any and all adjournments thereof; and the undersigned hereby instructs said attorney to vote:


         1. The Approval of the Management Agreement between Scout Bond Fund, Inc. and UMB Bank, n.a.

             FOR /__/             AGAINST /__/                 ABSTAIN /__/


         2. Upon any other business which may properly come before the meeting or any other adjournment thereof. Management knows of no other such business.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOREGOING
ITEM 1, BUT IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED FOR APPROVAL OF ITEM
1.



                                          Dated: ________________________, 1995


                                          ---------------------------------
                                          (Signature of Shareholder)


                                          ---------------------------------
                                          (Signature of Shareholder)

                                           Signature of all joint owners is
                                           required. Fiduciaries please indicate
                                           your full title. If any other matters
                                           properly come before the meeting
                                           about which the proxy holders were
                                           not aware prior to the time of the
                                           solicitation authorization is given
                                           the proxy holders to vote in
                                           accordance with the views of
                                           management thereon. Management is not
                                           aware of any such matters.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

                    Please sign, date and return this proxy
                       promptly in the enclosed envelope.



                         SCOUT MONEY MARKET FUND, INC.



          Proxy for Special Meeting of Shareholders, December 18, 1995





         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Larry D. Armel, John G. Dyer and Martin A. Cramer or either of them, with power of substitution, as attorneys and proxies to appear and vote all of the shares of stock standing in the name of the undersigned at the special meeting of shareholders of SCOUT MONEY MARKET FUND, INC. to be held at Three Crown Center, 2440 Pershing Road, Kansas City, Missouri 64108 on the 18th day of December, 1995, at 3:30 p.m., local time, and at any and all adjournments thereof; and the undersigned hereby instructs said attorney to vote:


         1. The Approval of the Management Agreement between Scout Money Market Fund, Inc. and UMB Bank, n.a.

             FOR /__/             AGAINST /__/                 ABSTAIN /__/


         2. Upon any other business which may properly come before the meeting or any other adjournment thereof. Management knows of no other such business.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOREGOING
ITEM 1, BUT IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED FOR APPROVAL OF ITEM
1.



                                          Dated: ________________________, 1995


                                          ---------------------------------
                                         (Signature of Shareholder)


                                          ---------------------------------
                                          (Signature of Shareholder)

                                           Signature of all joint owners is
                                           required. Fiduciaries please indicate
                                           your full title. If any other matters
                                           properly come before the meeting
                                           about which the proxy holders were
                                           not aware prior to the time of the
                                           solicitation authorization is given
                                           the proxy holders to vote in
                                           accordance with the views of
                                           management thereon. Management is not
                                           aware of any such matters.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

                    Please sign, date and return this proxy
                       promptly in the enclosed envelope.



                     SCOUT TAX-FREE MONEY MARKET FUND, INC.



          Proxy for Special Meeting of Shareholders, December 18, 1995





         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Larry D. Armel, John G. Dyer and Martin A. Cramer or either of them, with power of substitution, as attorneys and proxies to appear and vote all of the shares of stock standing in the name of the undersigned at the special meeting of shareholders of SCOUT TAX-FREE MONEY MARKET FUND, INC. to be held at Three Crown Center, 2440 Pershing Road, Kansas City, Missouri 64108 on the 18th day of December, 1995, at 4:00 p.m., local time, and at any and all adjournments thereof; and the undersigned hereby instructs said attorney to vote:


         1. The Approval of the Management Agreement between Scout Tax-Free Money Market Fund, Inc. and UMB Bank, n.a.

             FOR /__/             AGAINST /__/                 ABSTAIN /__/


         2. Upon any other business which may properly come before the meeting or any other adjournment thereof. Management knows of no other such business.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOREGOING
ITEM 1, BUT IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED FOR APPROVAL OF ITEM
1.



                                          Dated: ________________________, 1995


                                          ---------------------------------
                                          (Signature of Shareholder)


                                          ---------------------------------
                                          (Signature of Shareholder)

                                           Signature of all joint owners is
                                           required. Fiduciaries please indicate
                                           your full title. If any other matters
                                           properly come before the meeting
                                           about which the proxy holders were
                                           not aware prior to the time of the
                                           solicitation authorization is given
                                           the proxy holders to vote in
                                           accordance with the views of
                                           management thereon. Management is not
                                           aware of any such matters.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

                    Please sign, date and return this proxy
                       promptly in the enclosed envelope.



                           SCOUT WORLDWIDE FUND, INC.



          Proxy for Special Meeting of Shareholders, December 18, 1995





         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Larry D. Armel, John G. Dyer and Martin A. Cramer or either of them, with power of substitution, as attorneys and proxies to appear and vote all of the shares of stock standing in the name of the undersigned at the special meeting of shareholders of SCOUT WORLDWIDE FUND, INC. to be held at Three Crown Center, 2440 Pershing Road, Kansas City, Missouri 64108 on the 18th day of December, 1995, at 4:30 p.m., local time, and at any and all adjournments thereof; and the undersigned hereby instructs said attorney to vote:


         1. The Approval of the Management Agreement between Scout WorldWide Fund, Inc. and UMB Bank, n.a.

             FOR /__/             AGAINST /__/                 ABSTAIN /__/


         2. Upon any other business which may properly come before the meeting or any other adjournment thereof. Management knows of no other such business.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOREGOING
ITEM 1, BUT IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED FOR APPROVAL OF ITEM
1.



                                           Dated: ________________________, 1995


                                           ---------------------------------
                                           (Signature of Shareholder)


                                           ---------------------------------
                                           (Signature of Shareholder)

                                           Signature of all joint owners is
                                           required. Fiduciaries please indicate
                                           your full title. If any other matters
                                           properly come before the meeting
                                           about which the proxy holders were
                                           not aware prior to the time of the
                                           solicitation authorization is given
                                           the proxy holders to vote in
                                           accordance with the views of
                                           management thereon. Management is not
                                           aware of any such matters.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.